Other Income (Erxpense) (Tables)	12 Months Ended
Dec. 31, 2024
Other Income (Erxpense) [Abstract]
Schedule of Other Income (Expense)

Other income (expense) consists of the followings:

	For the years ended December 31,
	2022	2023	2024	2024
	HK$	HK$	HK$	US$
Government subsidies (note (i))	2,886,365	—	175,688	22,618

Exchange gain (loss) on foreign currency translation, net	153,981	(98,435)	73,322	9,439
Others	112,234	29,200	(77,838)	(10,023)
Total	266,215	(69,235)	(4,516)	(584)

(i)      For the year ended December 31, 2024, the amount represented to the government subsidies provided by the Hong Kong Government, for eligible technological service and solution projects. The purpose of these initiatives is to motivate companies to improve business productivity and upgrade the business processes. There were no unfulfilled conditions nor other contingencies attached to the government subsidies.